National Fuel Gas Company Analyst Day Presentation November 19, 2013 Exhibit 99

National Fuel Gas Company
Safe Harbor For Forward Looking Statements

This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The
Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements:
factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments;
governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to
Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’
ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company;
increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations
. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC’s website at
www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see
“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2012 and Forms 10-Q for the periods ended December 31, 2012, March 31, 2013 and June 30,
2013. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

National Fuel Gas Company
Analyst Day – Schedule of Speakers

Presenter Topic
Ron Tanski
President and Chief Executive Officer
Corporate Overview
Matt Cabell
President of Seneca Resources Corporation
Exploration & Production
Overview
John McGinnis
Senior VP of Seneca Resources Corporation
Appraisal & Development
Barry McMahan
Senior VP of Seneca Resources Corporation
California
Marcellus Operational &
Environmental
Ron Kraemer
President of Empire Pipeline, Inc.
VP of National Fuel Gas Supply Corporation
Midstream Businesses
Dave Bauer
Treasurer and Principal Financial Officer
Utility Overview
Hedging Strategy
Financial Wrap-Up

Corporate Overview

National Fuel Gas Company Exceptional Assets, Focused on Execution 5 1.549 Tcfe of Proved Reserves 800,000 Net Acres in Pennsylvania 2.8 MMBbl of Crude Oil Production $191 Million of Midstream EBITDA

National Fuel Gas Company
A History of Success & A Future of Opportunity

Recent Success
35% Production CAGR
Since 2010
Nearly $600 Million Invested
in New Pipeline Infrastructure
De-risked 2,000 Well
Locations in the Marcellus

Corporate Overview Integrated Businesses Provide Complimentary Benefits 7

Corporate Overview
Consistent Growth in Low Natural Gas Price Environment

Fiscal
Year
Natural Gas
(1)
($/MMBtu)
2009 $4.68
2010 $4.49
2011 $4.10
2012 $2.83
2013 $3.60
Natural gas prices dropped
23% from 2009 to 2013

Corporate Overview
Still in the Early Stages of Our Marcellus Growth Story

2008-2009 2010-2011 2012-2013 2014-2015 2016+
Initial Delineation
Full Development
(200-220 Locations)
Initial Delineation
Full Development
(1,700-2,000 Locations)
Optimization & Enhancement
Optimization &
Enhancement
Delineation (New Areas/Depths)
Delineation
(New Areas/Depths)
Production
Decline

Corporate Overview Formula to Grow Our Marcellus Development Program 10 High-Quality Reservoir Realized Natural Gas Price ? Increased Capital Deployment Operating Efficiencies

Corporate Overview
Opportunities to Move Gas Out of the Northeast

The oversupply of natural gas in the Northeast is creating opportunities for the midstream businesses to develop projects to deliver to higher-priced markets such as Eastern Canada and the Southeast

Corporate Overview
Marcellus Infrastructure Growth Still Has Room to Run

Capacity Added
1,819 MDth per day
Capital Deployed
$422 million
2010 to 2013 Expansions
Capacity Planned
1,724 to 2,224 MDth per day
Capital Expenditures Planned
~$1.5 billion
2014+ Expansions
Plans are in place to deploy
significant capital to double
the expansion capacity
added since 2010

National Fuel Gas Company A History of Success & A Future of Opportunity 13 10-15% Adjusted EBITDA Growth 15-25% Production Growth $1.5 Billion of Midstream Investment Over 5 Years Future Goals

Strong Balance Sheet
Ability to modestly increase
leverage
1.89x Debt/Adjusted EBITDA
Balanced Business Mix
58% E&P (1)
42% Midstream/Utility (1)
Operational synergies
Investment Grade Credit
Diversification of businesses
provide credit support
Leverage is the cheapest cost of
capital today
Corporate Overview
Maintaining Our View on Corporate Structure

Today Future (2015+)
More Aggressive Growth
Requires Capital
Goal is to accelerate value
creation
Need stronger natural gas prices
Additional leverage is limited
Result may lead to a shift in
business mix
Options to Consider
Midstream MLP
Upstream/Midstream JV
In today’s commodity price environment, our current structure can handle near-term growth.  Look to accelerate development when the economics of doing so are favorable.

Exploration & Production Overview

Seneca Resources Seneca’s Evolution 16

Total production increased 45% to 120.7 Bcfe
Seneca Resources
Fiscal 2013 Highlights

Replaced 351% of proved reserves
Finding & Development Cost: $1.31/Mcfe
Marcellus Finding & Development Cost: $0.99/Mcfe
351%
Achieved major breakthrough in the Marcellus
Shale Western Development Area (WDA)
De-risked 1,700 to 2,000 future drilling locations
WDA
Success

Seneca Resources Disciplined Capital Spending 18

Seneca Resources
Proven Record of Growth

Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87
2011-2013 $1.67
2013 F&D Cost = $1.31
Marcellus F&D: $0.99
Doubled Proved Reserves
Since 2010
71% Proved Developed

Seneca Resources Best-In-Class Marcellus Shale Reserve Growth 20

Seneca Resources Delivering Tremendous Production Growth 21

Seneca Resources Delivering More than Just Absolute Growth 22

Marcellus Shale
Significant Position & Integral Part of Seneca’s Future

Company
Net Marcellus
Acreage
(1)
Enterprise
Value
(2)
($ Billions)
Acres per
$ Million of EV
NFG 780,000 $7.4 105.4
RRC 835,000 $15.5 53.9
EQT 560,000 $15.5 36.1
SWN 337,000 $14.6 23.0
AR 334,000 $17.2 19.4
COG 200,000 $15.2 13.1

Marcellus Shale
Factors for Success
Acreage Position – Quantity & Quality
Operating Expertise
Control costs
Maximize production
Gathering, Transportation and Marketing
Financial Stability
Ability to withstand price swings and market dislocations

Marcellus Shale Prolific Pennsylvania Acreage 25

Seneca Acreage
Huge Position – Varies in Understanding

Understanding Seneca’s
780,000 Net Acres
Northeast Core
~30,000 acres in NE Core
Tier I Acres
~200,000 acres
Economic less than $4/Mcf
Awaiting Evaluation
~250,000 acres
Requires Gas Price Above $4/Mcf
~300,000 acres

Seneca Acreage Fee Ownership & Contiguity are Beneficial 27 No Royalty No Lease Expiration Contiguous Acreage Blocks Seneca’s Tier I acreage is approaching Northeast Core economics

Seneca Acreage
Seneca’s Marcellus Acreage Provides a Unique Advantage
Seneca Advantage #1
Fee Ownership
Position
28% IRR
Competitor Advantage #1 Advantage #2 Seneca Advantage
Capital Expenditures $9,000 $9,000 $7,000 $7,000
Multiple Pads No No Yes Yes
Working Interest 100% 100% 100% 100%
Revenue Interest 84% 100% 84% 100%
IRR 18% 28% 29% 43%
Seneca Advantage #2
Contiguous Acreage
for Multiple Pads
29% IRR
Seneca Advantage
Fee Ownership +
Contiguous Acreage
43% IRR
Competitor
Single Pad
Working Interest: 100%
Revenue Interest: 84%
18% IRR

Seneca’s Operations Best-In-Class Operator in Lycoming County (EDA) 29

Seneca’s Operations Top-Notch Lycoming Economics 30

Seneca’s Operations Seneca’s Lycoming Economics are in the Top 3 31

Seneca’s Operations Driving Down Well Costs 32 In 2014, total well costs are expected to be ~35-40% lower than 2012

Seneca’s Gathering & Marketing
Seneca’s Overall Marketing Strategy

Develop gathering
infrastructure with
NFG Midstream
Firm sales at
interstate pipeline
interconnects
Firm transport  (FT)
to major markets
Firm sales tied to
FT contracts
Financial hedges to
lock in benchmark
and basis risk
Financial hedges to
lock in benchmark
and basis risk
Historical Strategy
Current/Long-Term Strategy

National Fuel’s Financial Stability Ability to Withstand Pricing Challenges 34

Marcellus Shale
Factors for Success
Acreage Position – Quantity & Quality
Operating Expertise
Control costs
Maximize production
Gathering, Transportation and Marketing
Financial Stability
Ability to withstand price swings and market dislocations

California Outstanding Cash Flow (1) 36

California Looking Back at the Successful Ivanhoe Acquisition 37

California
Looking Forward

1. Manage decline of base
production
2. Pursue and develop opportunities
for growth from current assets
Sespe
East Coalinga
South Midway Sunset
3. Continue to pursue additional
acquisition and farm-in
opportunities

Seneca Resources
Key Metrics

Operational
Strategy
Metric Fiscal 2009
Strategic
Improvements
Fiscal 2013
Focus on growth-
oriented Marcellus
Shale assets with
significant fee
acreage
Maintain and grow
strong cash flow
assets in California
East Division
Production
East Division
Proved Reserves
East Division
EBITDA
Operating Costs
(1)
West Division
EBITDA
Cash Margin
(2)
9 Bcfe
(21% of Total Production)
152 Bcfe
(29% of Proved Reserves)
$57 million
(20% of Total EBITDA)
$2.15 per Mcfe
$172 million
$52 per Bbl
101 Bcfe
(83% of Total Production)
1,240 Bcfe
(80% of Proved Reserves)
$284 million
(57% of Total EBITDA)
$1.09 per Mcfe
One of the lowest cost
producers in the region
$215 million
$66 per Bbl
12x Production
Growth
7x Reserve
Growth
5x EBITDA
Growth
49% Decrease
per Mcfe
25% EBITDA
Growth
28% Margin
Improvement

Seneca Resources
What Will Seneca Look Like Moving Forward?

Consistent Production Growth: 15-25% CAGR
Driven by a very large, high-quality Appalachian acreage position
Maintain Oil Production     Expand When Possible
Excellent operator and significant cash flow generation
Disciplined Spending Driven by Rates of Return
Pace of development adapts to changing market dynamics
A Leader in Technology, Safety & Environmental Responsibility
Maintain a leadership role in using technology and developing best practices

41 Appraisal & Development Overview

Marcellus Shale
WDA Is the Key to Seneca’s Long-Term Growth Outlook

Full Development Since 2010
~225 locations remaining
70-90 wells in Lycoming County
Near-term driver of growth
Full Development Started in 2013
1,700 to 2,000 locations de-risked
Long-term driver of growth
Seneca Lease
Seneca Fee
720,000 Acres 60,000 Acres

Marcellus Shale
Significantly Improved Understanding of the WDA

James City
Church Run
Owl’s Nest
Mt. Jewett
W. Branch
Clermont
St. Mary’s
Kyler’s Corner
Boone Mtn
Sulger Farm
Tionesta
Beechwood
Red Hill/
Leasgang
Punxy
Rich Valley
Ridgway
SRC Lease Acreage
SRC Fee Acreage
Key Statistics
Vertical Wells: 30
Full Core: 8
Sidewall Core: 2
3D Seismic: 432 sq m
3D Seismic Outlines
EOG Earned Acreage

Marcellus Shale
Northwest PA Generalized Cross-Section

Transitional
Outer Shelf
CaCO
3
Sed. Rate
TOC
Platform Basin
Rich Valley
Clermont
Beechwood Owl’s Nest
James City Leasgang
Punxy
Ridgway
High variability, very poor
rock quality in areas
High organics, great rock quality, less variability
Medium rock quality, high pressures

Marcellus Shale
WDA Log Summary Cross-Section

TOC/PHI/BWV
0        Wt%       50
0.2   v/v    0
0.2   v/v    0
Mineralogy
Volume %
Gas Resource
0   Mcf/ac-ft  1500
0  Bcf/mi  100
= 6.8 - 8.1%
Total GIP = ~70/sect
= 5.6 - 6.7%
Total GIP = ~75/sect
TOC/PHI/BWV
0        Wt%       50
0.2   v/v    0
0.2   v/v    0
Mineralogy
Volume %
Gas Resource
0   Mcf/ac-ft  1500
0  Bcf/mi  100
TOC/PHI/BWV
0        Wt%       50
0.2   v/v    0
0.2   v/v    0
Mineralogy
Volume %
Gas Resource
0   Mcf/ac-ft  1500
0  Bcf/mi  100
TOC/PHI/BWV
0        Wt%       50
0.2   v/v    0
0.2   v/v    0
Mineralogy
Volume %
Gas Resource
0   Mcf/ac-ft  1500
0  Bcf/mi  100
= 5.5 - 6.6%
Total GIP = ~60/sect
= 2.8 – 4.3%
Total GIP =  < 40/sect
Very poor rock quality.
Low gas in place.
Transitional Outer Shelf Platform Basin

SRC Lease Acreage
SRC Fee Acreage
EOG Earned JV Acreage
Marcellus Shale
2013 & 2014 WDA Delineation Program

Owl’s Nest – Delineating
2 High Btu Wells Completed
Rich Valley – Full Development
2 Wells Completed
7-Day IP of 7.8 MMcf/d & EUR of 7.4 Bcf
2 Well 7-Day IP: 4.5 MMcf/d
Tionesta – Delineating
1 Well Completed
Ridgway – Delineating
1 Well Completed
2013 Drill Program
Seneca Operated
Heath – Delineating
1 Well Planned
Sulger Farms – Delineating
1 Well Planned
Hemlock – Delineating
1 Well Planned
2014 Drill Program
Church Run – Delineating
1 Well Completed
Clermont – Full Development
2 Wells Completed
9H: 7-Day IP of 10 MMcf/d & EUR of 8.6 Bcf
10H: 7-Day IP of 7.4 MMcf/d & EUR of 6.6 Bcf
nd

Marcellus Shale
Rich Valley/Clermont is in Full Development Mode

Clermont
Rich Valley
Rich Valley 2 Well
7-day IP: 4.5 MMcf/d
Lateral Length: 4,492’
Marcellus Faults
Marcellus & Basement Faults
200-250 Horizontal Locations
Pad N: Spacing Test
JV Wells
Pad H
Pad D
Pad E
Pad O
SRC Lease Acreage
SRC Fee Acreage
Clermont
RCS: 9H 7-day IP:  10.0 MMcf/d (EUR: 8.6 Bcf)
Non-RCS: 10H 7-day IP:  7.4 MMcf/d
Rich Valley
7-day IP: 7.8 MMcf/d
EUR: 7.4 BCF
Lateral Length: 6,372’
nd

Marcellus Shale
Clermont Wells Improved from Early Non-Op JV Wells

Clermont 5H & 6H (Non-op wells)
Avg. lateral length: 3,344’
Small casing: 4.5”
Restricted pump rates
Wide stage spacing: 350’
No soaking, low Sw’s
Clermont 9H & 10H
(Seneca wells)
Avg. lateral length: >5,500’
Large casing: 5.5”
Increased pump rates
9H (RCS): 150’ spacing
10H (Standard): 240’ spacing
Soaked both wells: 30 Days

Marcellus Shale
Moving All Completions to Reduced Cluster Spacing (RCS)

RCS Design Conventional Design
Twice the number of stages/perforations
Increases stimulated reservoir volume
Increased proppant near the wellbore improves fracture conductivity

Marcellus Shale
Consistently Improved Results in the Owl’s Nest Area

2013 Appraisal Program
Lateral length
>4,400’ to 6,200’
RCS completions
150’ spacing
Soaked wells
30 – 60 days
Target interval
Union Springs: 100% in
target

Marcellus Shale
Strong Wells Across WDA Acreage

Well Name
Completion
Design
Treatable
Lateral
Length Stages
Peak
24-Hour
Rate
(MMcfd)
Peak
7-Day
Rate
(MMcfd)
EUR
(Bcf) Status
Rich Valley 27H RCS
1
6,372’ 42 8.1 7.8 7.4 Producing
Clermont 9H RCS 5,500’ 37 11.4 10.0 8.6 Producing
Clermont 10H Non-RCS 5,565’ 23 8.1 7.3 6.6 Producing
Ridgway 19H RCS 5,537’ 37 7.1 6.4 5-8
Flowback
Test
Church Run 2H RCS 4,435’ 29 4.8 4.5 4-6
Flowback
Test
Owl’s Nest 54H RCS 6,139’ 41 6.1 5.8 4-7
Flowback
Test
Owl’s Nest 59H RCS; Gel
2
5,371’ 36 3.4 3.1 2-4
Flowback
Test

Marcellus Shale
Key Areas of Improvement in Recent Delineation Program

Areas of Improvement 2012-2013 Delineation Program
Target Selection (Landing Depth) Identification of specific target interval is key
Target Execution
Percent of wellbore in target interval increased
from prior years
Completion Design
Reduced Cluster Spacing (RCS)
Shorter stages: From 240-350’ down to 150’
Increased volume of sand per foot
Lateral Length Drilled laterals 15-45% longer than in prior years

Marcellus Shale
Selection of Target Interval is Critical

Previous programs spent a significant portion ( > 60% ) of the wellbore outside of the current target interval, identified to have improved productivity

Marcellus Shale
Optimized Landing Depth

EDA Lycoming Type Log
160 140 120 100 80 40 20 60
ROP (ft/hr)
ROP vs Height Above Onondaga
Improved Target Zone Drivers
Best rock quality in terms of organic content,
brittleness, and porosity
Highest rate of penetration (ROP)

Marcellus Shale
Continued Improvement Staying within Targeted Interval

Reasons for Improvement
3D seismic acquisition
Improved communication between Geology, Drilling and Completion teams
Geosteering technology (azimuthal GR)

Marcellus Shale
RCS & Increased Sand Volume Generating Better Results

Improved near wellbore
fracture conductivity
Increases near wellbore fracturing
& stimulated  reservoir volume
Reducing stage length, increasing the number of stages, and increasing proppant volume have been integral in improving well productivity

Marcellus Shale Longer Laterals Drive Improved Economics 57 Lateral lengths have increased even as target selection and execution have improved

Marcellus Shale
2013 Appraisal Program was a Success

50-hr Flowback Rate (Mcf/d/1000')
P10 P50 P90 Mean StDev
FY13 Program
1,427 1,128 893 1,147 211
Previous Programs
1,002 519 270 589 329
Avg Rate. Peak 50 ht/1000’

Marcellus Shale 200,000 Acres With 6-8 Bcfe EUR Wells 59

Marcellus Shale
1,700 To 2,000 Economic WDA Locations Below $4/Mcfe

Prospect County Product
Approx.
Remaining
Locations
EUR
(Bcfe) BTU
IRR (1) @
$4/MMBtu
15% IRR (1)
Breakeven Price
($/Mcf)
Tract 100 Lycoming Dry Gas 40 11.5 1,030 90% $2.20
Gamble Lycoming Dry Gas 29 10-11 1,030 77% $2.33
Tract 595 Tioga Dry Gas 20 8.4 1,030 45% $2.63
Clermont/Rich Valley Elk/Cameron Dry Gas 228 6-8 1,050 38% $2.80
Ridgway Elk Dry Gas 450-570 6-8 1,111 26% $3.30
Hemlock Elk Dry Gas 130-170 6-8 1,070 23% $3.40
Church Run Elk Dry Gas 60-70 6-8 1,125 22% $3.45
(W) West Branch McKean Dry Gas 47 6-8 1,050 22% $3.48
Covington Tioga Dry Gas Developed 5.7 1,030 22% $3.49
Heath Jefferson Dry Gas 260-330 5-8 1,060 19% $3.65
Sulger Farms Jefferson Dry Gas 170-210 5-8 1,020 19% $3.66
Owl’s Nest/James City Elk/Forest Dry Gas 120-160 5-8 1,125 18% $3.69
Boone Mt. Elk Dry Gas 230-290 4-6 1,020 18% $3.76
Church Run Elk Wet Gas 40-50 2-4 1,140 13% $4.32
Tionesta Forest/Venango
Wet Gas/
Liquids
300-340 4-6 1,325 12% $4.50
Owl’s Nest/James City Elk/Forest Wet Gas 150-180 4-6 1,140 11% $4.51
Mt. Jewett McKean Wet Gas 90-110 2-4 1,140 6% $5.50
Beechwood Cameron Dry Gas 210-280 2-4 1,030 2% $7.14
Red Hill Cameron Dry Gas 150-200 2-4 1,030 2% $7.14
2013 Appraisal prospects
2014 Appraisal prospects

Marcellus Shale Marketing
Intercompany Gathering Ensures Timely Gas Sales

Develop gathering
infrastructure with
NFG Midstream
Firm transport  (FT)
to major markets
Firm sales tied to
FT contracts
Financial hedges to
lock in benchmark
and basis risk
Financial hedges to
lock in benchmark
and basis risk
Historical Strategy
Current/Long-Term Strategy
Firm sales at
interstate pipeline
interconnects

Marcellus Shale Marketing Securing Firm Transportation to Major Markets 62 Current Seneca Development Areas Firm transport to Canada, Northeast and Southeast U.S. markets

Marcellus Shale Marketing TGP 300 Production & Firm Sales Aligned Thru 2014 63

Marcellus Shale Marketing Targeting Future Firm Sales on Transco 64

Point Pleasant & Utica Shale
Continuing to Delineate

Permitted
Drilled/Drilling
Completed
Producing
Mt. Jewett
Horizontal: completed September 2013
Peak 24-Hour Rate: 8.5 MMcf/d
Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcf/d
Rex
9.2 MMcf/d
Chesapeake
6.4 MMcf/d
Range Resources
4.4 MMcf/d
Range Resources
1.4 MMcf/d
“Not Effectively Stimulated”
Halcon
6.6 MMcf/d,
750 Bbls/d
Halcon
2.5 MMcf/d,
360 Bbls/d
Halcon
4.5 MMcf/d,
860 Bbls/d
Eastern Ohio
Point Pleasant Core
Point Pleasant
Northern Boundary

Mississippian Lime
Commencing Evaluation Program in Fiscal 2014

The initial entry into the Mississippian Lime play furthers the Company’s goal of maintaining a significant contribution from oil-producing properties
Unit
30-day IP:
352 BOED
(92% Oil/NGLs)
Total Net Acres: 13,615
100% working interest in 4,400
gross acres
55% net working interest in 17,365
gross acres
Negotiated an increase in Seneca’s
working interest and have taken over
as operator
Currently
drilling first well
Will drill up to 5 evaluation wells in
2014

California Update

California
Stable Production Fields; Modest Growth Potential

East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary
Key Areas of Focus in 2014
1. East Coalinga Evaluation
2. South Midway Sunset Extensions
3. Sespe Coldwater Evaluation

California
South Midway Sunset Has Delivered Significant Growth

Highlights Since Acquisition
Increased daily production by 130%
Drilled 80 new producers
Added 3.3 MMBO of proven reserves
Increased steam capacity by 280%
Identified opportunities for additional
pool development
Extended Pool Boundary
Original Pool Boundary
Existing Wells

California South MWSS Growth Opportunities Continue into 2014 70

California
Early Success in Farm-In with Chevron at East Coalinga

1-Acre Test
48 BOPD
5-Acre Test
54 BOPD
2-Acre Test
18 BOPD
2000’
Returned to Production
1-acre (~30 locations)
2-acre (~40 locations)
5-acre (~120 locations)
Downspacing Potential
2013 Evaluation Wells
Seneca Lease
Existing Wells
Highlights Since Acquisition
Achieved highest field production in 10
years
Production increased 130% since 1/2013
Drilled 12 evaluation wells that
confirmed downspacing potential
Returned 40 idle wells back to
production

California
Ramping Up the Coalinga Drill Program in Fiscal 2014

2014 Development Program
(Tentative)
Location Selection Criteria
2014 Locations (30)
2013 Locations (12)
•
2013 new well production
•
Reservoir pressure mapping
•
Historical production
•
Past EOR attempts

California
Ongoing Evaluation of Long-Term Sespe Potential

TC 524-28
IP: 100 BOEPD
1 Oil 10/13
“X” SANDS ISOCHORE (Thickness)
1
Mile
2011 Wells (5)
2012 Wells (6)
2013 Wells (6)
2014 Wells (4)
TC 525-28
IP: 160 BOEPD
1 Oil 10/13
WS 525-33
1 Oil in 11/13
WS 535-33
1 Oil in 11/13
Year Target
# of
Wells
Average IP
(BOEPD)
2011 Sespe (5-Acre Infill) 2 75
2011 Sespe (10-Acre) 3 90
2012 Sespe (5-Acre Infill) 2 70
2012 Coldwater 2 125
2012 Sespe (10 Acre) 2 110
2013 Sespe (5-Acre Infill) 2 NA
2013 Coldwater 2 130
2013 Sespe (10 Acre) 2 85
st
st
st
st

California Evaluating the Monterey Shale at South Lost Hills 74

California
Limited Growth Opportunities, But Strong Economics

Field
Average
Well Cost
Average
EUR
(MBO)
Estimated
IRR
@$100/Bbl
Fiscal 2014
Locations
South Midway Sunset $250,000 30 75% 23
East Coalinga $400,000 40 50% 30
Sespe – 5 Acre Infill $2,800,000 150 25% 0
Sespe - Coldwater $2,800,000 180 35% 4

California Modest Growth Anticipated in 2014 and 2015 76

77 Marcellus Operational & Environmental Overview

Marcellus Shale
Our Development Approach Drives Major Efficiencies

Multi-Well
Pads
Focused
Development
Areas
Faster Spud-to-Sales Timing
Economies of Scale Reduces Costs
Minimal Infrastructure Constraints & Well Backlog
Technical &
Operational
Expertise

Marcellus Shale
EDA Delivering Significant Growth

Covington – Fully Developed
Gross Production: ~60 MMcf per Day
47 Wells Drilled and Producing
DCNR Tract 595
Gross Production: ~100 MMcf per Day
34 Wells Drilled (52 Total Locations)
26 Wells Producing
DCNR Tract 100
Gross Production:  ~220 MMcf per Day
40 Wells Drilled (70 Total Locations)
30 Wells Producing
Gamble
Recently, 30 to 50 future
locations were added in
Lycoming County

Marcellus Shale
EDA – Historical Well Results Are Exceptional

Development Area
Producing
Well Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.7 4,023’ 1.42
Tract 595
Tioga
County
26 7.1 6.0 5.1 8.4 4,639’ 1.81
Tract 100
Lycoming
County
30 16.1 14.2 11.9 11.5 5,210’ 2.21
Seneca’s acreage in Lycoming County has consistently delivered some of the most prolific wells in the Marcellus Shale

Marcellus Shale
Faster Spud-to-Sales: Drilling Efficiencies

How has this been accomplished?
Directional Plan Optimization
Minimize drilling path corrections
Bit Selection
Increases drilling rate and durability
Drill Top-hole Sections Deeper
with Water
More efficient and cost effective
Optimize Landing Depth
Improves production and rate of
penetration

Marcellus Shale
Faster Spud-to-Sales: Multi-Well Pads Are Key

Limiting the movement of rigs between pads allows for more drilling
Using LEAN practices has eliminated four days from each rig move
Staying in smaller regional areas further limits move time

Marcellus Shale Drilling Efficiencies Allow for More Wells per Year 83 In spite of increasing the average lateral length, each rig is drilling more wells per year

Marcellus Shale Faster Spud-to-Sales: Completing More Stages per Day 84

Marcellus Shale Faster Spud-to-Sales: The Overall Picture 85 (1)

Marcellus Shale Faster Spud-to-Sales: More Lateral Feet Completed Yearly 86

Marcellus Shale
Drilling Cost Reductions: Several Contributing Factors

Improvements From 2012 to 2013 ($525,000 per well)
Shorter drilling days to TD: $300,000
Faster rig moves (2012: 8.5 Days
2013: 4.5 Days): $20,000 (6-well pad)
Procurement and supply chain initiatives: $120,000
Directional plan optimization: $60,000
Natural gas-powered rigs: $25,000

Marcellus Shale Completion Cost Reductions: Ongoing Optimization 88

Marcellus Shale
Completion Cost Reductions: New Efficient Technologies

Toe Sub
$60,000 savings per well
Time Savings
Time Savings
Time Savings
Sleeve
$200,000 savings per well
Dissolvable Balls
$300,000 savings per well
$3.4 million saved on a 6-well pad from the utilization of new technologies

Marcellus Shale
Completion Cost Reductions: Water Infrastructure

System Cost: $8.5 million
8 miles of pipeline
43 million gallons of storage
Will serve at least 70 wells
Provides 75% of water needs, with
the remainder being recycled
production fluid
Environmental & Cost Benefits
Eliminated the need for 47,000
water trucks since February 2012
Saved more than $4 million on Tract
100 development to date
Improved Efficiencies
Trucking in water across this
challenging terrain would have
delayed completions and production
This model has been successful in Lycoming & Tioga counties and will be utilized in the WDA as development progresses

Marcellus Shale
Minimizing Backlogs: Coordinated Development

Coordination with NFG Midstream to construct gathering systems
Development well backlog typically consists of wells on pads in either the drill or complete phase
Regional development programs
Focus on multi-well pads in smaller geographic areas allows for efficient gathering connectivity
Managing completion schedule
Ongoing monitoring of operations and maintaining the flexibility to alter completion schedules
Sales Lag (Months)
0 6 12 18
IRR
(1)
@ $4/Mcf Realized Pricing 90% 58% 46% 38%

Seneca Resources
Committed to Health, Safety, and the Environment

Seneca Resources Corporation – Value Statement
“We ask that each employee share in our philosophy and unwavering commitment to each other’s health and safety and the environment.”
“…creating a
systematically
integrated model
of EHS stewardship
beyond mere
compliance.”
Dedicated 24-Hour
EHS Hotline and
E-mail Address
Best Practices
Incorporating Lean
Process Strategies
Management team
dedicated to building
a culture of
continual EHS
improvement
Operating Excellence
Program
Compliance
Department

Midstream Businesses Overview

Midstream Businesses National Fuel’s Midstream Businesses 94 Reporting Segments Subsidiaries

Midstream Businesses
Positioned Well to Serve Appalachian Producers

National Fuel  Gas Supply
Corporation
System Length ~ 2,550 Miles
Storage Capacity 73.4 Bcf
Contracted Transport 2.58 MMDth/d
2013 Revenue $191.2 Million
2010 – 2013
Capital Expenditures
$304.6 Million

Midstream Businesses Positioned Well to Serve Appalachian Producers 96

Midstream Businesses Positioned Well to Serve Appalachian Producers 97

Midstream Businesses Long-Term Strategy Driven by Both Seneca & 3 rd Parties 98 Develop strong partnerships with customers to help them reach diverse, high-value markets

Midstream Businesses Positioned to Serve Seneca’s Rapidly Growing Production 99

Gathering Gathering is the Crucial First Step to Reaching a Market 100

Gathering
Existing Systems Supporting Seneca’s Near-Term Growth

Covington Gathering System
In-service date: November 2009
Capacity: 220,000 Dth per day
Interconnect: TGP 300
Capital expenditures (to date): $28.3 million
Capital expenditures (future): $7.5 million
Trout Run Gathering System
In-service date: May 2012
Capacity: 466,000 to 585,000 Dth per day
Interconnect: Transco – Leidy Lateral
Capital expenditures (to date): $128.0 million
Capital expenditures (future): $60 to $90 million

Gathering
Developing a 1+ Bcf/d Gathering System in the WDA

In-Service: August 2014
Initial Trunkline Capacity:
700 MMcf per day
Interconnect
TGP 300
Total Cost: $60-$92 Million
Major Facilities
24” Pipeline – 6 Miles
8”-20” Pipeline – 25+ Miles
Seneca Pads Producing
2 in Fiscal 2014 (15 Wells)

Gathering
Clermont Gathering System has Large Expandability

In-Service: Ongoing build-out
Ultimate Trunkline Capacity:
700 to 1,000 MMcf per day
Interconnects
TGP 300 and National Fuel
Gas Supply Corporation
(anticipated)
Total Cost: $75 - $125 million
Major Facilities
Additional Gathering
Clermont West, Clermont
East and Rich Valley
Compressor Stations
Seneca Pads Connected
Up to 25 pads connected
following the 2015
expansion

Gathering A Number of Options to Serve 3 rd Party Producers 104

Gathering 2014 Spending Driven by Seneca Development 105 $100 to $150 Million

Gathering More than 1.5 Bcf per day of Gathering Capacity by 2015 106

Gathering Capital Deployment Will Deliver Long-Term Growth 107 Revenue Growth (2013 to 2015): ~60% CAGR Capital Investment (2013 to 2015): ~60% CAGR

Pipeline & Storage Project Opportunities to Support WDA Growth 108 Develop multiple outlets to high-value markets

Midstream Businesses Providing Transportation to Higher-Priced Markets 109 Currently Short Supply Short Supply

Midstream Businesses NE Supply Approaching NE Peak Demand 110 Forecasted Actual Peak Demand (24-25 Bcf per day) Median Demand (11.5 Bcf per day) Supply exceeds demand for 70% of the year by 2016

Midstream Businesses
Focusing on Projects to Non-Traditional Demand Markets

The markets of Eastern
Canada, the Mid-Atlantic
and Southeast look to be
the most desirable
markets for shippers to
reach over the long-term

Pipeline & Storage Delivering Into the Eastern Canadian Market is Valuable 112

Pipeline & Storage Northeast PA Spot Markets are Heavily Discounted 113

Pipeline & Storage
Major Expansion Designed for Canadian Deliveries

Northern
Access 2015
Niagara (TCPL)
Delivery Point
In-Service: November 2015
System: NFG Supply Corp.
Capacity: 140,000 Dth per day
Interconnect
Niagara (TransCanada)
Total Cost: $67 Million
Major Facilities
23,000 HP Compressor
Northern Access 2015
Canada &
Eastern
U.S.
Clermont

Pipeline & Storage
Clermont to Chippawa Provides Delivery Options

Delivery Point
Clermont to
Chippawa
Chippawa (TCPL)
Hopewell
(TGP 200)
Corning
(Millennium)
In-Service: 2016
System: Supply & Empire
Capacity
250,000+ Dth per day
Interconnects
Corning (Millennium)
Hopewell (TGP 200)
Chippawa (TransCanada)
Total Cost: ~$250 Million
Clermont to Chippawa
Canada &
Eastern U.S.
New
England
New York
City
Clermont

Pipeline & Storage
Longer-Term: Reaching Markets Along the Atlantic

Transco
In-Service: 2017
System: NFG Supply Corp.
Capacity
300,000 to 500,000 Dth per day
Interconnect
Transco Leidy Line
Total Cost: $100 to $150 Million
Clermont to Transco
To Mid-Atlantic
&
Southeast
Clermont to
Transco
Delivery Point
Clermont

Pipeline & Storage
Expansions to Move Gas from the WDA are Significant

Projects to Support WDA Growth
Project Capacity (Dth/day)
Northern Access 2015 140,000
Clermont to Chippawa 250,000+
Clermont to Transco 300,000-500,000
Total New Capacity 690,000-890,000+
Project Capital Cost
Northern Access 2015 $67 million
Clermont to Chippawa $250 million
Clermont to Transco $100-$150 million
Total Capital
Expenditures
$417-$467 million
Northern
Access 2015
Clermont to
Chippawa
Longer-Term
WDA Expansion
Clermont

Pipeline & Storage Seneca Currently Represents a Small Portion of Capacity 118 Total Contracted Transportation Capacity (at 9/30/13): 3.6 MMDth per Day

Pipeline & Storage
Recent 3
rd
Party Expansions Have Been Highly Successful

Projects to  Support 3
rd
Parties
Project
Capacity
(Dth/day)
Northern Access 2013 320,000
Tioga County Extension 350,000
Line N (2011, 2012 & 2013) 353,000
Total New Capacity 1,023,000
Project Capital Cost
Northern Access 2013 $72 million
Tioga County Extension $58 million
Line N (2011, 2012 & 2013) $104 million
Total Capital Expenditures $234 million
Northern
Access 2013
Tioga County
Extension
Line N Projects

Pipeline & Storage NFGSC is Now a Net Exporter of Natural Gas to Canada 120 Northern Access project was placed in-service November 2011

Pipeline & Storage National Fuel Becoming a Major SW PA Transporter 121 National Fuel Gas Supply Corp. went from no SW Pennsylvania receipts in 2008 to nearly 40% of all volumes today

Pipeline & Storage
Additional Line N Expansions Planned for the Future

In-Service: November 2014
System: NFG Supply Corp.
Capacity: 105,000 Dth per day
Precedent agreements signed for all
available capacity
Interconnect
Mercer (TGP Station 219)
Total Cost: $30 Million
Expansion: $27 million
System Modernization: $3 million
Major Facilities
3,500 HP Compressor
2.1 miles – 24” Replacement Pipeline
Mercer Expansion
Mercer
(TGP Station 219)
Mercer
Expansion

Mercer
(TGP Station 219)
Pipeline & Storage
Pairing Line N Expansions with System Modernization

In-Service: November 2015
System: NFG Supply Corp.
Capacity: 175,000 Dth per day
Precedent agreements signed for
145,000 Dth per day
Interconnect
Mercer (TGP Station 219)
Holbrook (TETCO)
Total Cost: $74 Million
Expansion: $39 million
System Modernization: $35 million
Major Facilities
3,600 HP Compressor
23.5 miles – 24” Replacement Pipeline
Westside Expansion &
Modernization
Holbrook (TETCO)
Westside
Expansion &
Modernization

Pipeline & Storage
Developing Unique Solutions for Shippers

In-Service: November 2015
System: NFG Supply & Empire Pipeline
New No-Notice Services
Preserving 172,500 Dth per day (RG&E)
Preserving 20,000 Dth per day (NYSEG)
Precedent agreement executed with
RG&E
Capacity
Transportation: 69,000 Dth per day
Retained Storage: 3.3 Bcf
Interconnect
Tuscarora (NFG/Supply)
Total Cost: $56 Million
Major Facilities
1,500 HP Compressor
18 miles – 20” Replacement Pipeline
Tuscarora Lateral
Tuscarora
Lateral

Pipeline & Storage
Significant Expansions Are Driving Growth

Completed Projects
Project
Capacity
(Dth/day)
Lamont Compressor Station 90,000
Line “N” Expansion 160,000
Tioga County Extension 350,000
Northern Access Expansion 320,000
Line “N” 2012 Expansion 163,000
Line “N” 2013 Expansion 30,000
New Capacity Additions 1,113,000
Mercer Expansion Project 105,000
West Side Expansion 145,000
Northern Access 2015 140,000
Tuscarora Lateral 69,000
Planned Capacity Additions 459,000
Line N Corridor
Line “N” Expansion
Line “N” 2012 Expansion
Line “N” 2013 Expansion
Mercer Expansion
West Side Expansion
Total Capacity
603 MDth/d
Delivering Gas North
Tioga County Extension
Northern Access
Northern Access 2015
Clermont to Chippawa
Total Capacity
1,060 MDth/d
Leaving the WDA
Lamont Compressor
Clermont to Transco
Total Capacity
390 to 590 MDth/d
Planned Projects
Clermont to Chippawa ~250,000
Clermont to Transco 300,000 – 500,000
Potential Capacity Additions 550,000 – 750,000
Potential Projects

Pipeline & Storage Expansion Project Revenue Growth 126 Larger projects under consideration for fiscal 2016 and 2017 will drive significant revenue growth

Midstream Businesses New Shale Production Driving Tremendous Growth 127

Utility Overview

Utility
New York & Pennsylvania Service Territories

New York
Total Customers: 520,000
Rate Mechanisms:
Revenue Decoupling
Weather Normalization
Low Income Rates
Choice Program/Purchase of
Receivables
Merchant Function Charge
(Uncollectibles Adjustment)
90/10 Sharing (Large Customers)
Natural Gas Vehicle Pilot Program
ROE: 9.1% (Litigated - 2007)
Pennsylvania
Total Customers: 213,000
Rate Mechanisms:
Low Income Rates
Choice Program/Purchase of
Receivables
Merchant Function Charge
ROE: Black Box Settlement (2007)

Utility Customer Usage 130 Residential Usage Industrial Usage

Utility Continued Cost Control Helps Provide Earnings Stability 131

Utility Capital Spending Largely Focused on Maintenance 132 The Utility remains focused on spending to maintain the ongoing safety and reliability of its system

Utility Providing Predictability and Stability 133

Utility
Working Towards a Settlement in New York

March 27, 2013
Filed a plan with the NY PSC
to adopt an earnings
sharing and stabilization
mechanism on earnings
above a 9.96% ROE
April 19, 2013
NY PSC issued an Order
to Show Cause (OTSC)
commencing a
proceeding to establish
“temporary rates”
June 1, 2013
OTSC suggests
“temporary rates” could
become effective
An agreement in principle has been
reached with five parties and the
litigation schedule has been extended
indefinitely to allow the settlement
process to move forward
May 8, 2013
Company responds to
OTSC
June 14, 2013
“Temporary rates”
become effective
July 26, 2013
Settlement discussions
commence for
permanent rates

Hedging Overview

Hedging Overview
How Does Seneca Sell its Production?

Well Head
Interconnection
with Interstate
Pipeline Network
Gathering
System
3rd Party
Marketer
(or spot market)
Firm Transport
Demand Center
(firm sales or
spot market)
Contracted Basis
Differential
FT Rate
The 1,700 to 2,000 economic locations
at less than $4.00/Mcf are based on a
realized price after gathering
Spot Market

Hedging Overview
Firm Sales Provide a Market for Appalachian Production
52
Prices shown represent the sales (netback
price) at the first non-affiliated interstate
pipeline, including the cost of all related
downstream transportation.

Hedging Overview Seneca Methodically Layers in Index Hedges Over Time 138

Hedging Overview Current Hedge Book has Seneca Positioned Very Well 139

Commodity Risk Management Oil & Natural Gas Hedges are Above the Current Strip (1) 140

Hedging Overview
Determining Seneca’s Realized Price on Firm Sales

NYMEX & Dominion
Monthly Settlement Prices
Natural Gas Index Swaps
Negotiated at time of Agreement
Based on Current Market at Sales/Delivery Point

Hedging Overview
The Impact of Firm Sales on Realized Price
57
Determining the Price of a Firm Sales Contract
Contract Reference Point NYMEX Dominion
December Settlement
$4.000 $3.650
Less: Average Sales Basis Differential
($0.284) ($0.265)
Average Realized Price (Before Hedging)
$3.716 $3.235

Hedging Overview
Pairing Firm Sales with Hedges Leads to Price Certainty
58
Determining the Price of a Firm Sales Contract
With a $4.25/MMBtu Hedge at the Reference Point
Contract Reference Point NYMEX Dominion
December Settlement
$4.000 $3.650
Less: Average Sales Basis Differential
($0.284) ($0.265)
Average Realized Price (Before Hedging)
$3.716 $3.385
December Hedge
$4.250 $4.250
Less: December Settlement
$4.000 $3.650
Hedge Gain
$0.250 $0.600
Average Realized Price (After Hedging)
$3.966 $3.985

Hedging Overview
Price Certainty only if Firm Sales & Hedge Index Match
59
Hedging Dominion Firm Sales Contracts
With a $4.25/MMBtu Hedge at NYMEX vs. Dominion
Contract Reference Point Dominion Dominion
December Settlement
$3.650 $3.650
Less: Average Sales Basis Differential
($0.265) ($0.265)
Average Realized Price (Before Hedging)
$3.385 $3.385
Hedge Reference Point
NYMEX Dominion
December Hedge
$4.250 $4.250
Less: December Settlement
$4.000 $3.650
Hedge Gain
$0.250 $0.600
Average Realized Price (After Hedging)
$3.635 $3.985
Dominion to NYMEX Basis

Difference: $0.35

Hedging Overview
FY 2014 Production – Firm Sales & Hedge Composition

Price Certainty
100% Hedged
@ $4.24 /MMcf
Price Certainty
92% Hedged
@ $4.26/MMcf
Seneca has an additional 12.7
Bcf of NYMEX hedges to help
mitigate commodity exposure
on its WDA sales
EDA NYMEX
Firm Sales
EDA DOM
Firm Sales
EDA
Spot Sales
WDA
Production
Total
East Division
Production

Financial Overview

National Fuel Gas Company Targeting Sustained Growth for the Next Five Years 147

National Fuel Gas Company Capital Spending Adjusts to Capitalize on Opportunities 148

National Fuel Gas Company Forecasting a Modest Outspend in 2014 2014 Forecast 149

National Fuel Gas Company Maintaining a Strong Balance Sheet 150 Total Debt (1) 43% $3.843 Billion As of September 30, 2013 Debt / Adjusted EBITDA Capitalization

National Fuel Gas Company
Strong Liquidity with an Investment Grade Rating

5.58%
Embedded Cost of
Long-Term Debt
Liquidity ($Millions)
Cash and Temporary Investments $     65
Available Short-Term Credit Facilities $1,085
Total Short-term Liquidity $1,150

National Fuel Gas Company Focused on Delivering Strong Returns 152 2009-2011 2010-2012 2011-2013 NFG Percentile 81% 75% 88%

National Fuel Gas Company
Dividend Track Record

Current
Dividend Yield
(1)
2.1%
Dividend Consistency
Consecutive Dividend Payments 111 Years
Consecutive Dividend Increases 43 Years
Current Annualized Dividend Rate $1.50 per Share

National Fuel Gas Company
A History of Success & A Future of Opportunity

30% CAGR
Since 2009
Adjusted
EBITDA
Growth
Production
Growth
Midstream
Businesses
EBITDA
10-15% CAGR
2014 to 2018
Adjusted
EBITDA
Growth
15-25% CAGR
2014 to 2018
Production
Growth
10-15% CAGR
2014 to 2018
Midstream
Businesses
EBITDA
A History of Success
10% CAGR
Since 2009
10% CAGR
Since 2009
A Future of Opportunity

Appendix

Gathering
Historical Financials – 2010 & 2011

QTD ended QTD ended QTD ended QTD ended
12/31/2009 3/31/2010 6/30/2010 9/30/2010 FISCAL 2010
Operating Revenue 94 $                        843 $                     1,224 $                  1,237 $                  3,398 $
Operating Expenses:
Operation & Maintenance Expense 143                         344                         398                         484                         1,369
Property, Franchise & Other Taxes 1                             7                             1                             -                         9
Depreciation, Depletion & Amortization -                         129                         153                         104                         386
144                         480                         552                         588                         1,764
Operating Income (50) $                      363 $                     672 $                     649 $                     1,634 $
Capital Expenditures 6,538 $
QTD ended QTD ended QTD ended QTD ended
12/31/2010 3/31/2011 6/30/2011 9/30/2011 FISCAL 2011
Operating Revenue 1,999 $                  2,974 $                  3,043 $                  3,235 $                  11,251 $
Operating Expenses:
Operation & Maintenance Expense 437                         535                         435                         437                         1,844
Property, Franchise & Other Taxes 8                             4                             8                             2                             22
Depreciation, Depletion & Amortization 173                         159                         161                         168                         661
618                         698                         604                         607                         2,527
Operating Income 1,381 $                  2,276 $                  2,439 $                  2,628 $                  8,724 $
Capital Expenditures 17,021 $

Gathering
Historical Financials – 2012 & 2013

QTD ended QTD ended QTD ended QTD ended
12/31/2011 3/31/2012 6/30/2012 9/30/2012 FISCAL 2012
Operating Revenue 3,565 $                  3,346 $                  4,494 $                  6,069 $                  17,474 $
Operating Expenses:
Operation & Maintenance Expense 493                         534                         633                         780                         2,440
Property, Franchise & Other Taxes 25                           25                           4                             169                         223
Depreciation, Depletion & Amortization 166                         167                         444                         913                         1,690
684                         726                         1,081                     1,862                     4,353
Operating Income 2,881 $                  2,620 $                  3,413 $                  4,207 $                  13,121 $
Capital Expenditures 80,012 $
QTD ended QTD ended QTD ended QTD ended
12/31/2012 3/31/2013 6/30/2013 9/30/2013 FISCAL 2013
Operating Revenue 5,682 $                  8,222 $                  10,586 $              10,291 $              34,781 $
Operating Expenses:
Operation & Maintenance Expense 943                         1,027                     1,311                     1,447                     4,728
Property, Franchise & Other Taxes 141                         51                           41                           44                           277
Depreciation, Depletion & Amortization 680                         1,062                     1,064                     1,138                     3,944
1,764                     2,140                     2,416                     2,629                     8,949
Operating Income 3,918 $                  6,082 $                  8,170 $                  7,662 $                  25,832 $
Capital Expenditures 54,792 $

National Fuel Gas Company
Comparable GAAP Financial Measure Slides and Reconciliations

This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s ongoing operating results, for measuring the Company’s cash flow and liquidity, and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.
The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

Reconciliation of Exploration & Production West Division Adjusted EBITDA
to Exploration & Production Segment Net Income
($ Thousands)
FY 2013
Exploration & Production - West Division Adjusted EBITDA 215,042 $
Exploration & Production - All Other Divisions Adjusted EBITDA 277,341
Total Exploration & Production Adjusted EBITDA 492,383 $
Minus: Exploration & Production Net Interest Expense (38,244)
Minus: Exploration & Production Income Tax Expense (95,317)
Minus: Exploration & Production Depreciation, Depletion & Amortization (243,431)
Exploration & Production Net Income 115,391 $
Exploration & Production Net Income 115,391 $
Pipeline & Storage Net Income 63,245
Gathering Net Income 13,321
Utility Net Income
65,686
Energy Marketing Net Income
4,589
Corporate & All Other Net Income
(2,231)
Consolidated Net Income
260,001 $

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA
171,572 $           187,838 $           187,603 $           226,897 $           215,042 $
Exploration & Production - East Division Adjusted EBITDA
57,179 $             75,098 $             175,392 $           167,806 $           283,509 $
Exploration & Production - All Other Divisions Adjusted EBITDA
50,960 64,526 14,462 2,426 (6,168)
Total Exploration & Production Adjusted EBITDA 279,711 $           327,462 $           377,457 $           397,129 $           492,383 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $           327,462 $           377,457 $           397,129 $           492,383 $
Pipeline & Storage Adjusted EBITDA 130,857 120,858 111,474 136,914 161,226
Gathering Adjusted EBITDA (141) 2,021 9,386 14,814 29,777
Utility Adjusted EBITDA 164,443 167,328 168,540 159,986 171,669
Energy Marketing Adjusted EBITDA 11,589 13,573 13,178 5,945 6,963
Corporate & All Other Adjusted EBITDA (5,434) 408 (12,346) (10,674) (9,920)
Total Adjusted EBITDA 581,025 $           631,650 $           667,689 $           704,114 $           852,098 $
Total Adjusted EBITDA 581,025 $           631,650 $           667,689 $           704,114 $           852,098 $
Minus: Net Interest Expense (81,013) (90,217) (75,205) (82,551) (89,776)
Plus:  Other Income 9,762 6,126 5,947 5,133 4,697
Minus: Income Tax Expense (52,859) (137,227) (164,381) (150,554) (172,758)
Minus: Depreciation, Depletion & Amortization (170,620) (191,199) (226,527) (271,530) (326,760)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811) - - - -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776) 6,780 - - -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) - - 50,879 - -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) - - - 21,672 -
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) - - - (6,206) -
Minus: New York Regulatory Adjustment (Utility) - - - - (7,500)
Rounding - - - (1) -
Consolidated Net Income 100,708 $           225,913 $           258,402 $           220,076 $           260,001 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period) 1,249,000 $        1,049,000 $        899,000 $           1,149,000 $        1,649,000 $
Current Portion of Long-Term Debt (End of Period)
- 200,000 150,000 250,000 -
Notes Payable to Banks and Commercial Paper (End of Period) - - 40,000 171,000 -
Total Debt (End of Period) 1,249,000 $     1,249,000 $     1,089,000 $     1,570,000 $     1,649,000 $
Long-Term Debt, Net of Current Portion (Start of Period) 999,000 1,249,000 1,049,000 899,000 1,149,000
Current Portion of Long-Term Debt (Start of Period) 100,000 - 200,000 150,000 250,000
Notes Payable to Banks and Commercial Paper (Start of Period) - - - 40,000 171,000
Total Debt (Start of Period) 1,099,000 $     1,249,000 $     1,249,000 $     1,089,000 $     1,570,000 $
Average Total Debt 1,174,000 $     1,249,000 $     1,169,000 $     1,329,500 $     1,609,500 $
Average Total Debt to Total Adjusted EBITDA 2.02 1.98 1.75 1.89 1.89
FY 2013

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2014
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $  398,174 $        648,815 $        693,810 $        533,129 $        $550,000-650,000
Pipeline & Storage Capital Expenditures 52,504 37,894 129,206 144,167 56,144 $          $115,000-135,000
Gathering Segment Capital Expenditures 9,433 6,538 17,021 80,012 54,792 $          $100,000-150,000
Utility Capital Expenditures 56,178 57,973 58,398 58,284 71,970 $          $80,000-90,000
Energy Marketing, Corporate & All Other Capital Expenditures 396 773 746 1,121 1,062 $            -
Total Capital Expenditures from Continuing Operations 306,801 $  501,352 $        854,186 $        977,394 $        717,097 $        $845,000-1,025,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216 150 $                 - $                  - $                  - $                  - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2013 Accrued Capital Expenditures - $           - $                  - $                  - $                  (58,478) $         - $
Exploration & Production FY 2012 Accrued Capital Expenditures - - - (38,861) 38,861 -
Exploration & Production FY 2011 Accrued Capital Expenditures - - (103,287) 103,287 - -
Exploration & Production FY 2010 Accrued Capital Expenditures - (78,633) 78,633 - - -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093) 19,517 - - - -
Pipeline & Storage FY 2013 Accrued Capital Expenditures - - - - (5,633) -
Pipeline & Storage FY 2012 Accrued Capital Expenditures - - - (12,699) 12,699 -
Pipeline & Storage FY 2011 Accrued Capital Expenditures - - (16,431) 16,431 - -
Pipeline & Storage FY 2010 Accrued Capital Expenditures - - 3,681 - - -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768 - - - - -
Gathering FY 2013 Accrued Capital Expenditures - - - - (6,700) -
Gathering FY 2012 Accrued Capital Expenditures - - - (12,690) 12,690 -
Gathering FY 2011 Accrued Capital Expenditures - - (3,079) 3,079 - -
Gathering FY 2009 Accrued Capital Expenditures (715) 715 - - - -
Utility FY 2013 Accrued Capital Expenditures - - - - (10,328) -
Utility FY 2012 Accrued Capital Expenditures - - - (3,253) 3,253 -
Utility FY 2011 Accrued Capital Expenditures - - (2,319) 2,319 - -
Utility FY 2010 Accrued Capital Expenditures - - 2,894 - - -
Total Accrued Capital Expenditures 6,960 $       (58,401) $         (39,908) $         57,613 $          (13,636) $         - $
Eliminations (344) $         - $                  - $                  - $                  - $                  - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $  443,101 $        814,278 $        1,035,007 $    703,461 $        $845,000-1,025,000